UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549 FORM 8-K CURRENT REPORT Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934.

Date of Report: October 28, 2008 (Date of earliest event reported)
The Italian Oven, Inc. (Exact name of registrant as specified in its charter)

PA (State or other jurisdiction of incorporation)	0-27182 (Commission File Number)	25-1624305 (IRS Employer Identification Number)

196 West Ashland Street (Address of principal executive offices)		18901 (Zip Code)
267-864-7737 (Registrant's telephone number, including area code)

Store Liquidation Company Inc. Eleven Lloyd Avenue, Latrobe, Pennsylvania 15650 (Former Name or Former Address, if changed since last report)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 3.02. Unregistered Sales of Equity Securities

See press release exhibit.

Item 5.01. Changes in Control of Registrant

See press release exhibit.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

See press release exhibit.

Item 6.02. Change of Servicer or Trustee

See press release exhibit.

Item 8.01. Other Events

See press release exhibit.

Item 9.01. Financial Statements and Exhibits

(a) Financial statements:
            None
(b) Pro forma financial information:
            None
(c) Shell company transactions:
            None
(d) Exhibits
            99.1       Press Release of The Italian Oven, Inc. dated October 28, 2008

SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: October 28, 2008	THE ITALIAN OVEN, INC. By: /s/ Joanna Chmielewska Joanna Chmielewska President

Exhibit Index
Exhibit No.	Description
99.1	Press Release of The Italian Oven, Inc. dated October 28, 2008